CONCRETE CASTING INCORPORATED
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Concrete Casting Incorporated (the “Company”) on Form 10-Q for the period ending June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin J. Asher, Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/	Kevin J. Asher

Kevin J. Asher
Chief Executive Officer Chief Financial Officer Chief Accounting Officer
August 13, 2008
A signed original of this written statement required by Section 906 has been provided to Concrete Casting Incorporated and will be retained by Concrete Casting Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.